Exhibit 10.1

Community First

2002 Annual Incentive Plan (AIP)

EXECUTIVE SUMMARY

I.                   Participants

		Incentive - % of Salary
A.	Group	Target	Maximum
	CEO	50%	100%
	COO	40%	80%
	EVP	30%	60%
	SVP	25%	50%
	VP	15%	30%

B.	Other

II.               Measures / Weighting

A.	Internal (Earnings Per Share (EPS))	37.5	%(1)

B.	External (Return on Equity (ROE)) (Total Shareholder Return (TSR))	37.5	%(1)

C.	Balanced Scorecard	25	%(2)

	Total	100%

(1)  Division / CFC Presidents = 25%

(2)  Division / CFC Presidents = 50%

III.           Internal Measure – Earnings Per Share (EPS)

Based on performance versus 2002 profit plan

No award is less than 91% of plan

Rounded up a .5 (plan) and down at <.5

IV.         External Measure – Return on Equity (ROE) / Total Shareholder Return (TSR)

Compares CFB performance in 2002 on Return on Equity (ROE) and Total Shareholder Return (TSR) to SNL peer group (30 banks).

Percentile ROE

85th or higher	100%	150%	200%
50th	50%	100%	150%
49th or lower	0%	50%	100%
	49th or lower	50th *	85th or higher

			Percentile TSR

*  Award will be prorated from 50th% to 85th%.

V.               Balanced Scorecard Measure

A.                      The Balanced Scorecard measures three (3) factors in the AIP:

1)              Sales

2)              Financial

3)              Credit

B.                        Sales Measures include three key indicators:

1)              Number of sales per FTE per week – see attached list of qualifying products

2)              New customer cross-sell ratio

3)              Campaign Performance

C.                        Financial Measures include four key indicators:

1)              Net Controllable Revenue per FTE

2)              Controllable Non-Interest Income per FTE

3)              Loan fees as percent of profit plan

4)              Investment product sales as percent of profit plan

D.                       Credit Quality Measures include:

1)              Credit Goal Scoring

E.                         Balanced Scorecard Target Incentive:

1)	Group	%
	CEO	100%
	COO	100%
	EVP	75%
	SVP	60%
	VP	40%

VI.         Plan Administration

1.               Eligibility Requirements - All Community First designated Vice Presidents, Senior Vice Presidents, Executive Vice Presidents, COO & CEO are eligible for the Corporate AIP.

2.               Award Potential - There is no cap on the amount of AIP you are eligible to earn.  AIP is determined as a % of your year-end annual salary.  This award is based on achievement of all designated measures.

3.           Incentive Payment Schedule - The AIP will be calculated and paid annually at the end of the plan year, and is typically paid with the first full pay period in March of the year following the incentive period.  The AIP plan year is defined as CFB’s fiscal year, which is also the calendar year.  To consider any incentive earned and payable, the employee must be an active employee of CFB at the time incentive payment is paid.

4.               Communication - The AIP actual vs. measure results are anticipated to be communicated quarterly.  You are encouraged to track the measures on an on-going basis.

5.             New Hires - Employees hired into eligible positions between January 1 and June 30 of the plan year are eligible for the plan and may receive a pro-rata award.  For example:  someone hired in May will be paid for seven months of earned incentive.  Employees hired after June 30 may be eligible to participate in the plan and receive a pro-rata award at the discretion of President/CEO and Director of Human Resources.

6.               Promotions - Employees promoted into AIP eligible positions would be covered under the same provisions as a new hire.

7.               Voluntary Resignation, Involuntary Resignation or Termination prior to the end of the plan year – Potential incentive payment is forfeited.  Voluntary Demotion – Payment may be made at the discretion and approval of the President/CEO and Director of Human Resources.

8.               Transfers – If the employee transfers out of an eligible position, an award may be pro-rated.  If an employee transfers to a different size location, the AIP calculation will be pro-rated to reflect the appropriate time worked in each location during the plan year.

9.               Medical or Unpaid Medical Leave of Absence – Will be reviewed on a case by case basis.

10.         Overall Performance Requirements – To emphasize that achievement of the incentive plan goals must not come at the expense of other responsibilities, no incentive awards will be made to participants whose overall performance for the year receives a rating of less than “Meets Expectations”.

11.         Periodic Review – Periodically the effectiveness of the plan will be reviewed to assure the plan supports CFB’s strategic direction.  Each year the plan will be reviewed to determine participant eligibility and whether it will be continued for the next fiscal year.

12.         Reserved Right - Community First reserves the right to change any and all terms of the Balanced Scorecard Annual Incentive Plan, up to and including termination of the plan, at any time.

2002
Community First
Balanced Scorecard

Regional Financial Centers

Community Financial Centers

Annual Incentive Plan

Presidents/Managers

Regional Financial Centers
Community Financial Centers

Presidents/Managers

Table of Contents

Cover

Table of Contents

Message from Mark Anderson

Annual Incentive Plan Overview

Plan Administration

Performance Measure Definitions

2002 Qualifying Products

Performance Measurement Schedule

Performance Measure Score – RFC

Incentive Calculation Format – RFC

Performance Measure Score – CFC

Incentive Calculation Format – CFC

Designated Participants

A Message from Mark Anderson

Great News!!!!

The Balanced Scorecard has been very effective in impacting our performance and actions in 2001.  Excellent progress in virtually all components of the scorecard has been made.  And, additional insights have been learned during the year.  This added knowledge we have gained, along with some additional analysis, is leading to some important improvements for 2002.

As you work through the material we have attached, you will see these enhancements.  Several of the important changes are:

1.                                       The Sales/FTE/Week measure has been changed from an annual measurement to a quarterly measurement and scorecard impact.  This will not only recognize the sales level reached, but also the progress during the year.

2.                                       The New Customer Cross-Sell measure has also been moved to a quarterly evaluation time frame and we believe this will help all of us benefit from our efforts during the year.

3.                                       The Credit Score ranges have been modified to better match our performance expectations. Earlier communication of our retroactive treatment impact should have been seen with your October results.

4.                                       “Bonus points” for outperforming the performance levels that correspond with the 100% payout level has also been added.  This opens up the “upside” tremendously.

5.                                       Finally, another significant positive.  In addition to a 90% actual to profit plan “Knockout”, we have added an ROE “Knock In” that will reward the highest ROE performers who may have missed 90% of an aggressive profit plan.

We are excited about the scorecard performance we have seen so far in 2001 and the tremendous progress.  With these changes, there is greater opportunity for superior performance.

In fact, special 2001 retroactive treatment not only for the credit scorecard, but also Sales/FTE/Week and New Customer Cross-Sell of your scorecard will be given.  And going one step better, for 2001 only, your scorecard will benefit from the better of the yearly level or the quarterly results for Sales/FTE/Week and New Customer Cross/Sell.

Thank you for all of the attention and support you have put into the scorecard.  Every one of these enhancements will better evaluate your growth and performance and provides a reward for your success.

Best wishes.

2002 Balanced Scorecard

Regional Financial Centers/Community Financial Centers

Annual Incentive Plan for President/Manager - Overview

Introduction

As we approach 2002 with new challenges and opportunities by offering our customers quality financial service, it is important that our compensation package rewards outstanding performance in meeting our sales, financial and credit quality goals.

Plan Objectives

The President/Manager Balanced Scorecard Annual Incentive Plan (AIP), whether Regional Financial Center (RFC) or Community Financial Center (CFC), has been designed to motivate superior performance and create additional shareholder value.  The goals stated for each president/branch manager are intended to emphasize behaviors over which they have control and will lead to increased profitability in the future.

Eligibility Requirements

All RFC Bank Presidents and CFC Branch Managers are eligible for the AIP.

Award Potential

There is no cap on the amount of AIP you are eligible to earn.  AIP is determined as a % of your year-end annual salary.  This award is based on achievement of all balanced scorecard performance measures and profit plan goals.

Incentive Payment Schedule

The AIP will be calculated and paid annually at the end of the plan year, and is typically paid during with the first full pay period in March of the year following the incentive period. The AIP plan year is defined as the CFB’s fiscal year, which is also the calendar year. To consider any incentive earned and payable, the employee must be an active employee of CFB at the time incentive payment is paid.

Performance Measures

There are three measurement factors included in the AIP.

1.                                       Sales

2.                                       Financial

3.                                       Credit

Sales Measures include three key indicators:

•                  Number of sales per FTE per week - see attached list of qualifying products

•                  New client cross-sell ratio

•                  Campaign Performance

Financial Measures include four key indicators:

•                  Net Controllable Revenue per FTE

•                  Controllable Non-interest Income per FTE

•                  Loan fees as percent of profit plan

•                  Investment product sales as percent of profit plan

Credit Quality Measure includes:

•                  Credit Goal Scoring

In addition to these measures, the bank's performance against profit plan is an important indicator of success and is included in the AIP.  The Profit plan is based on historical performance but is designed to drive higher level performance.

If the RFC/CFC’s actual performance is less than 90% of profit plan, unless a ROE of 30% is achieved, no AIP will be awarded.  Where actual performance exceeds the profit plan, a higher AIP will be paid to reward bank presidents/managers (see page 11, item B).

Those employees who establish aggressive profit plans, with higher levels of performance over the previous year, and exceed those plans, will receive a bonus incentive (see page 11, item F).

Calculating the AIP Award

•                  The Sales, Financial and Credit scores are assigned based on actual performance and multiplied by the weight assigned to each set of measurements.  These weighted scores are added to obtain the Balanced Scorecard Points.  Bonus points have been added to the Sales and Financial measures.  This will allow rewards for performance above and beyond expectations.  Also, a special bonus is included on sales/FTE/Week measure.  Locations that have a 20% increase over their 2001 average will move into the next higher level.  This will reward substantial growth performance.

•                  The Bank’s actual Performance vs. Profit Plan is then computed.  If it is less than 90%, unless the specified ROE is achieved, no AIP will be awarded.

•                  The Balanced Scorecard Performance Points number is computed by multiplying the Total Performance Points in Part A by the Bank’s Performance vs. Profit Plan from Part B.  This provides for a higher incentive when the bank’s performance exceeds plan.

•                  The Target Incentive for each bank is based on a grid showing the Bank’s Net Controllable Revenue per FTE vs. Annualized Pretax Adjusted Earnings.  This target incentive takes into account bank earnings and efficiency, rewarding banks that achieve higher earnings and greater efficiency.

•                  The Base Balanced Incentive is computed by multiplying the Target Incentive (D) by the Balance Performance Index (C).  This is the percent of base salary to be paid as the AIP.

•                  A Bonus Incentive is added to the AIP if the bank’s Balanced Scorecard Points (A) are greater than 50 and the bank’s performance vs. Profit Plan exceeds 100%.  The bonus incentive is based on a schedule reflecting the percentage increase in the 2002 Profit Plan over the 2001 actual performance.  This is intended to provide higher rewards for Presidents/Managers who set aggressive plans and exceed them.

•                  The Total Balance Incentive Percentage equals the Base Balanced Incentive plus the Bonus Incentive, if applicable.  This is the total percentage of the Bank President/Managers salary to be paid out as the AIP.

Plan Administration

1.                      New Hires – Employees hired into eligible positions after January 1 but before June 30 of the plan year may receive a pro-rata award.  For example: someone hired in May, may be paid for seven months of earned incentive.  Employees hired after June 30 may be eligible to participate in that plan year and receive a pro-rata award.  Eligibility for those individuals would be made at the discretion and approval of the Division President and Human Resources.

2.                      Promotions – Employees promoted into AIP eligible positions would be covered under the same provisions as a new hire.

3.                      Voluntary Resignation, Involuntary Resignation or Termination prior to the end of the plan year – Potential incentive payment is forfeited.  Voluntary Demotion – Payment may be made at the discretion and approval of the Division President and Human Resources.

4.                      Transfers – If the employee transfers out of an eligible position, an award may be pro-rated.  If an employee transfers to a different size location, the AIP calculation will be pro-rated to reflect the appropriate time worked in each location during the plan year.

5.                      Medical or Unpaid Medical Leave of Absence – Will be reviewed on a case by case basis.

6.                      Overall Performance Requirements – To emphasize that achievement of the incentive plan goals must not come at the expense of other responsibilities, no incentive awards will be made to participants whose overall performance for the year receives a rating of less than “Meets Expectations”.

7.                      Periodic Review – Periodically the effectiveness of the plan will be reviewed to assure the plan supports CFB’s strategic direction.  Each year the plan will be reviewed to determine participation eligibility and whether it will be continued for the next fiscal year.

8.                      Reserved Right - Community First Bankshares, Inc. reserves the right to change any and all terms of the Balanced Scorecard Annual Incentive Plan, up to and including termination of the plan, at any time.

The achievement of the Sales, Financial and Credit goals as stated in the Balanced Scorecard will contribute not only to higher profitability for the bank but also to greater financial rewards for Presidents/Managers.

The following pages illustrate how the AIP scoring and calculations are determined:

1.                                                         Performance Measure Definitions

2.                                                         2002 Qualifying Products

3.                                                         Performance Measure Schedule that shows the assigned goal and scoring tiers

4.                                                         Examples

•                  RFC Performance Measurement Score & Incentive Calculation Format

•                  CFC Performance Measurement Score & Incentive Calculation Format

2002 CFB Balanced Scorecard -

Regional Financial Centers/Community Financial Centers

Performance Measurement Definitions - President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue)

Sales Measurements

1. Number of Sales/FTE/Week*

Sales   = # of qualifying products sold.  A list of qualifying products is attached and is available in the Public Folders.

FTE    = Full-time equivalents, on an actual hours worked basis, as reported on the Ceridian Payroll System.

The calculation for incentive purposes will use the monthly FTE.  Bank, Trust, ..30 Insurance and Investment Sales FTE will be included in the calculation.

Week  = # of weeks in the period being reported.

The calculation for incentive purposes will be based on Quarterly performance divided by four quarters for the year.

* Special Credit:  a 20% increase over 2001 average will allow a move to the next higher payout level

2. New Customer Cross-Sell Ratio

Sales    = # of qualifying products sold to new customers.  A listing of qualifying products is available on the Intranet.

New Customers    = # of new customers for the period being reported.

The calculation for incentive purposes will be based on Quarterly performance divided by four quarters for the year.

3. Campaign Performance

The bank will receive a score  (per the Performance Measurement Schedule) for each campaign based on % of goal attainment.  The calculation for incentive purposes will add the scores for each of the campaigns and divided by the # of campaigns.

Financial Measurements

1. Net Controllable Revenue/FTE

Net Controllable Revenue     = (Net Interest Income + Total Non-Interest Income(incl. loan fees+JV Soft Dollar fees) - Security Gains - BOLI Benefit - Undistributed Income from subsidiaries).

FTE    = Full-time equivalents, on an actual hours worked basis, as reported on the Ceridian Payroll System.

The calculation for incentive purposes will use the monthly FTE.  Bank, Trust, ..30 Insurance and Investment Sales FTE will be included in the calculation

The calculation will be based on year-to-date annualized performance.

2. Controllable NII/FTE

NII      = (Total Non-Interest Income (incl. loan fees+JV Soft Dollar fees) - Security Gain - BOLI Benefit - Undistributed Income)

FTE    = Full-time equivalents, on an actual hours worked basis, as reported on the Ceridian Payroll System.

The calculation for incentive purposes will use the monthly FTE.  Bank, Trust, ..30 Insurance and Investment Sales FTE will be included in the calculation

The calculation will be based on year-to-date annualized performance.

3. Loan Fees as % Plan

Loan Fees   = Total loan fees line from Variance Reports + JV Soft Dollar fees

The calculation is based on actual year-to-date loan fees as a % of year-to-date planned loan fees.

4. Investment Sales as % Plan

Investment Sales   = Security Sales Income line as reported on Variance Reports

The calculation is based on actual year-to-date sales of investment products as a % of year-to-date planned sales of investment products.

Credit Measurements

1. Credit Goal Scoring

This is the Credit Goal Score as reported in the Credit Goal Report prepared by Loan Accounting.

Other Definitions

Pretax Adjusted Earnings = income b/4 tax + corp directed training + corp directed advertising + CFSC data processing + goodwill + intangibles + mgmt fee - undistributed income from subsidiaries - securities gains

2002 CFB Balanced Scorecard

Regional Financial Centers/Community Financial Centers

2002 Qualifying Products for Sales Measurements

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

Sales Measurements

Number of Sales/FTE/Week	New Customer X-Sell Ratio

Qualifying Products	Qualifying Products
• Checking (Retail and Business)	• Checking (Retail and Business)
• Savings (Retail and Business)	• Savings (Retail and Business)
• Certificate of Deposit (Retail and Business)	• Certificate of Deposit (Retail and Business)
• Retirement Accounts (Savings and Certificates)	• Retirement Accounts (Savings and Certificates)
• Loans/Lines	• Loans/Lines
• Consumer	• Consumer (direct loans only)
• Ready Credit	• Ready Credit
• Mortgage (non-JV)	• Mortgage (non-JV)
• Home Equity Loans & Lines	• Home Equity Loans & Lines
• Agricultural	• Agricultural
• Commercial	• Commercial
• Tax Exempt Loans	• Tax Exempt Loans
• Commercial Revolving Credit	• Commercial Revolving Credit
• Letters of Credit	• Letters of Credit
• Direct Leases	• Direct Leases
• ATM/Debit Cards	• ATM/Debit Cards
• Elan Credit Cards	• Elan Credit Cards
• Investments	• Investments
• Credit Life and Disability (CGLI)	• Credit Life and Disability (CGLI)
• Single Life	• Single Life
• Joint Life	• Joint Life
• Disability	• Disability
• Single Life/Disability	• Single Life/Disability
• Joint Life/Disability	• Joint Life/Disability
• Online Banking	• Online Banking
• Online Bill Pay	• Online Bill Pay
• Online Business Banking*	• Online Business Banking*
• Safe Deposit Box	• Safe deposit Box*
• Insurance Policies*
• Trust Accounts*
• Mortgage JV Sales*

Products NOT Qualifying:	Products NOT Qualifying:
•	• Indirect loans

Additional NON-Qualifying Components:	Additional NON-Qualifying Components:
• Accounts opened and closed in the same month	• Accounts opened and closed in the same month
• Checking and savings account upgrades	• Checking and savings account upgrades
• Back-dated accounts not put on the books prior to month end	• Back-dated accounts not put on the books prior to month end
• Loan and certificates automatically renewed	• Loan and certificates automatically renewed

* In development

2002 CFB Balanced Scorecard

Regional Financial Centers/Community Financial Centers

Performance Measurement Schedule – President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

2002 Measurements	Regional Financial Center (Weight)	Community Financial Center (Weight)
A. Sales	40%	45%
B. Financial	40%	45%
C. Credit	20%	10%

A. SALES	Payout Scale	Score	Bonus
1. Number of Sales/FTE/Week (40%)	<3.00	0.0	Add one point for each .05 increase in performance above 5.50
	3.00-3.64	25.0
	3.65-4.34	50.0
	4.35-4.99	75.0
	5.00-5.50	100.0

2. New Customer Cross-sell Ratio (30%)	<1.50	0.0	Add one point for each .02 increase in performance above 2.80
	1.50-1.84	25.0
	1.85-2.19	50.0
	2.20-2.49	75.0
	2.50-2.80	100.0

3. Campaign Performance (30%)	<90.0%	0.0	Add one point for each 5% increase in performance above 150%
	90.0-99.9%	25.0
	100.0-109.9%	50.0
	110.0-119.9%	75.0
	120-150%	100.0

B. FINANCIAL		Score	Bonus
1. Net Controllable Revenue/FTE (30%)	<$200,000	0.0	Add one point for each $1,000 increment over $280,000
	$200,000-221,999	25.0
	$222,000-243,999	50.0
	$244,000-264,999	75.0
	$265,000-280,000	100.0

2. Controllable NII/FTE (20%)	<$45,000	0.0	Add one point for each $1,000 increment over $70,000
	$45,000-49,999	25.0
	$50,000-54,999	50.0
	$55,000-59,999	75.0
	$60,000-70,000	100.0

3. Loan Fees as % Plan (20%)	<90.0%	0.0	Add one point for each 1% increment over 130%
	90.0-99.9%	25.0
	100.0-109.9%	50.0
	110.0-119.9%	75.0
	120-130.00%	100.0

4. Investment Sales as % of Plan (30%)	<90.0%	0.0	Add one point for each 1% increment over 150% Extra Bonus: Add one point for each .1% increment above +5% of deposits& repos
	90.0-99.9%	25.0
	100.0-109.9%	50.0
	110.0-119.9%	75.0
	120-150%	100.0

C. CREDIT		Score	Bonus- N/A
1. Credit Goal Scoring	>3.50%	0.0
RFC (20%)	3.01 - 3.50%	25.0
CFC (10%)	2.51 - 3.00%	50.0
	2.01 - 2.50%	75.0
	<=2.00%	100.0

2002 CFB Balanced Scorecard
Regional Financial Centers/Community Financial Centers

Performance Measurement Score - President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

RFC President/Manager Example

Sales Measurements (Weight 40%):	Score	Weight	Weighted Score

1. Number of Sales/FTE/Week	57.3	40%	22.9

Quarter 1 avg score was 2.95 = 0 points
Quarter 2 avg score was 3.65 = 50 points
Quarter 3 avg score was 4.50 = 75 points
Quarter 4 avg score was 5.70 = 100 points + 4 Bonus Points
Annual Performance = [(0+50+75+104)/4 = 57.25]

2. New Customer Cross-Sell Ratio	57.0	30%	17.1

Quarter 1 avg score was 1.50 = 25 points
Quarter 2 avg score was 1.65 = 25 points
Quarter 3 avg score was 2.86 = 100 points + 3 Bonus Points
Quarter 4 avg score was 2.20 = 75 points
Annual Performance = [(25+25+103+75)/4 = 57]

3. Campaign Performance	77.0	30%	23.1

Campaign # 1 was 95% of goal = 25 points
Campaign # 2 was 130% of goal = 100 points
Campaign # 3 was 180% of goal = 100 points + 6 Bonus Points
Campaign Performance = [(25+100+106)/3=77]

TOTAL SALES MEASUREMENT SCORE		100%	63.1

Financial Measurements (Weight 40%):	Actual	Score	Weight	Weighted Score

1. Net Controllable Revenue/FTE	$290,000	110.0	30%	33.0
= 100 points + 10 Bonus Points
2. Controllable NII/FTE	$51,000	50.0	20%	10.0
3. Loan Fee as % Plan	135.0%	105.0	20%	21.0
= 100 points + 5 Bonus Points
4. Investment Product Sales as % Plan	85.0%	0.0	30%	0.0

TOTAL FINANCIAL MEAUREMENT SCORE			100%	64.0

Credit Measurements (Weight 20%):	Actual	Score	Weight	Weighted Score

1. CFB Credit Goal	1.35	100.0	100%	100.0

TOTAL CREDIT MEASUREMENT SCORE			100%	100.0

2002 CFB Balanced Scorecard
Regional Financial Centers/Community Financial Centers
AIP Calculation - President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

RFC President/Manager Example

	Score	Weight	Points
A. Balanced Scorecard Points
Sales Measurement Score	63.1	40%	25.2
Financial Measurement Score	64.0	40%	25.6
Credit Measurement Score	100.0	20%	20.0

TOTAL PERFORMANCE POINTS		=	70.8

B. Performance vs. Profit Plan [Pretax Adjusted Earnings]
% Actual to Plan		=	105.0%
Knockout < 90% Unless ROE of "X"
(To be determined after budgets are final)

C. Balanced Performance Points
Index (A x B)		=	74.4

D. Target Incentive [40%-70%]
Target Incentive		=	60.0%
Target Incentive is bank specific and is determined based on a combination of Pretax Adjusted Earnings and Net Controllable Revenue/FTE.

E. Base Balanced Incentive
(D x C) / 100		=	44.6%

F. Bonus Incentive (if A >= 50 and B>= 100%)
% increase in 2001 plan vs 2000 actual Pretax Adjusted Earnings		=	10.0%

0.0-2.9% growth = 0%
3.0-5.9% growth = 5%
6.0-8.9% growth = 10%
> 9% growth = 15%

G. Total Balanced Incentive Percentage		=	54.6%

TOTAL INCENTIVE PAYOUT
Base Salary			$100,000
Total Balances Incentive Percentage			54.6%
Total Payout			$54,629

2002 CFB Balanced Scorecard

Regional Financial Centers/Community Financial Centers

Performance Measurement Score - President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

CFC President/Manager Example

Sales Measurements (Weight 45%):	Score	Weight	Weighted Score

1. Number of Sales/FTE/Week	57.3	40%	22.9

Quarter 1 avg score was 2.95 = 0 points
Quarter 2 avg score was 3.65 = 50 points
Quarter 3 avg score was 4.50 = 75 points
Quarter 4 avg score was 5.70 = 100 points + 4 Bonus Points
Annual Performance = [(0+50+75+104)/4 = 57.25]

2. New Customer Cross-Sell Ratio	57.0	30%	17.1

Quarter 1 avg score was 1.50 = 25 points
Quarter 2 avg score was 1.65 = 25 points
Quarter 3 avg score was 2.86 = 100 points + 3 Bonus Points
Quarter 4 avg score was 2.20 = 75 points
Annual Performance = [(25+25+103+75)/4 = 57]

3. Campaign Performance	77.0	30%	23.1

Campaign # 1 was 95% of goal = 25 points
Campaign # 2 was 130% of goal = 100 points
Campaign # 3 was 180% of goal = 100 points + 6 Bonus Points
Campaign Performance = [(25+100+106)/3=77]

TOTAL SALES MEASUREMENT SCORE		100%	63.1

Financial Measurements (Weight 45%):	Actual	Score	Weight	Weighted Score

1. Net Controllable Revenue/FTE = 100 points + 10 Bonus Points	$290,000	110.0	30%	33.0

2. Controllable NII/FTE	$51,000	50.0	20%	10.0
3. Loan Fee as % Plan = 100 points + 5 Bonus Points	135.0%	105.0	20%	21.0

4. Investment Product Sales as % Plan	85.0%	0.0	30%	0.0

TOTAL FINANCIAL MEAUREMENT SCORE			100%	64.0

Credit Measurements (Weight 10%):	Actual	Score	Weight	Weighted Score

8. CFB Credit Goal	1.35	100.0	100%	100.0

TOTAL CREDIT MEASUREMENT SCORE			100%	100.0

2002 CFB Balanced Scorecard

Regional Financial Centers/Community Financial Centers

AIP Calculation -  President/Manager

(Changes made from the 2001 scorecard to the 2002 scorecard are highlighted in blue.)

CFC President/Manager Example

	Score	Weight	Points
A. Balanced Scorecard Points
Sales Measurement Score	63.1	45%	28.4
Financial Measurement Score	64.0	45%	28.8
Credit Measurement Score	100.0	10%	10.0

TOTAL PERFORMANCE POINTS		=	67.2

B. Performance vs. Profit Plan [Pretax Adjusted Earnings
% Actual to Plan		=	105.0%
Knockout < 90% Unless ROE of "X"
(To be determined after budgets are final)

C. Balanced Performance Points
Index (A x B)		=	70.6

D. Target Incentive [40%-70%]
Target Incentive		=	60.0%
Target Incentive is bank specific and is determined based on a combination of Pretax Adjusted Earnings and Net Controllable Revenue/FTE.

E. Base Balanced Incentive
(D x C) / 100		=	42.3%

F. Bonus Incentive (if A >= 50 and B>= 100%)
% increase in 2001 plan vs 2000 actual Pretax Adjusted Earnings		=	10.0%

0.0-2.9% growth = 0%
3.0-5.9% growth = 5%
6.0-8.9% growth = 10%
> 9% growth = 15%

G. Total Balanced Incentive Percentage		=	52.3%

TOTAL INCENTIVE PAYOUT
Base Salary			$100,000
Total Balances Incentive Percentage			52.3%
Total Payout			$52,333

2002 Balanced Scorecard

Regional Financial Centers/Community Financial Centers

Designated Participants

Location	Name	Title